The Advisors' Inner Circle Fund III

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                        NORTHPOINTE SMALL CAP VALUE FUND

                     Institutional Shares -- Ticker: NPIVX
                        Investor Shares -- Ticker: NPSVX

                      SUMMARY PROSPECTUS | MARCH 21, 2014

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.northpointecapital.com/PDF/MutualFunds/NorthPointe
_Funds_2014_Prospectus.pdf. You can also get this information at no cost by calling 1-877-457-NPF3 (6733), by sending an e-mail request to northpointefunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 21, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The investment objective of the NorthPointe Small Cap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares or Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                INSTITUTIONAL AND
                                                                                 INVESTOR SHARES
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Redemption Fee (as a percentage of amount redeemed or exchanged,
if redeemed or exchanged within 90 days of purchase)                                  2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                              INSTITUTIONAL          INVESTOR
                                                                  SHARES              SHARES
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Management Fees                                                    0.75%              0.75%
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Other Expenses
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  Shareholder Servicing Fees                                       None               0.25%
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  Other Operating Expenses(1)                                      2.89%              2.89%
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Total Other Expenses                                               2.89%              3.14%
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Acquired Fund Fees and Expenses(2)                                 0.01%              0.01%
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Total Annual Fund Operating Expenses(3)                            3.65%              3.90%
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Less Fee Reductions and/or Expense
Reimbursements                                                    (2.39)%            (2.39)%
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Total Annual Fund Operating Expenses after Fee
Reductions and/or Expense Reimbursements(3)                        1.26%              1.51%
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(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3) NorthPointe Capital, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (col-lectively, "excluded expenses")) from exceeding 1.25% of the Fund's Institutional Shares' average daily net assets and 1.50% of the Fund's Investor Shares' average daily net assets until February 29, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 1.25% for the Institutional Shares and 1.50% for the Investor Shares, the Ad- viser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.25% for the Institutional Shares and 1.50% for the Investor Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR           3 YEARS
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Institutional Shares                 $128             $677
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Investor Shares                      $154             $753
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 2000([R]) Value Index (the "Index") as of the time of investment. As of the June 30, 2013 Index reconstitution, the market capitalizations of companies included in the Index ranged from $128.9 million to $3.3 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. and foreign companies. The Fund may also invest in foreign companies indirectly through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").

In selecting investments for the Fund, NorthPointe Capital, LLC (the "Adviser") utilizes a value style of investing and selects stocks of companies that it believes have good earnings growth potential and are undervalued in the market. These companies may be undervalued because they are not well recognized or are facing special situations, such as reorganizations or turnarounds (companies that have experienced significant business problems but which the Adviser believes have favorable prospects for recovery).

Small cap companies are also often undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position without purchasing a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small cap companies may at times result.

The Adviser considers selling a security if: there are more attractive securities available; the business environment is changing; the security reaches the Adviser's price target or to control the overall risk of the Fund. The Fund is not required to sell a security that has appreciated beyond the range of the Russell 2000([R]) Value Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, "Depositary Receipts"), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SPECIAL SITUATIONS RISK -- Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.northpointefunds.com or by calling the Fund at 1-877-457-NPF3
(1-877-457-6733).

INVESTMENT ADVISER

NorthPointe Capital, LLC

PORTFOLIO MANAGERS

Jeffrey C. Petherick, CFA, founding partner and portfolio manager, has managed the Fund since its inception in 2014.

Mary C. Champagne, CFA, founding partner and portfolio manager, has managed the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 for Investor Shares ($500 for individual retirement accounts ("IRAs")) and $100,000 for Institutional Shares. Your subsequent investments in the Fund must be made in amounts of at least $500 for Investor Shares ($250 for IRAs) and $10,000 for Institutional Shares. Systematic planned contributions are required to be at least $50. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Fund directly by mail at: NorthPointe Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: NorthPointe Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-457-NPF3 (1-877-457-6733).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                                 NPC-SM-001-0100